Stockholders' Equity	12 Months Ended
Dec. 31, 2015
Equity [Abstract]
Stockholders' Equity
Stockholders’ Equity
On May 12, 2015, the Company and NGP Holdings entered into an Underwriting Agreement with Goldman, Sachs & Co. and Citigroup Global Markets Inc., relating to the offer and sale by NGP Holdings (the “Secondary Offering”) of 6,000,000 shares of common stock at a price to the public of $24.20 per share ($23.99 per share net of underwriting discounts and commissions). The Secondary Offering closed on May 15, 2015. The Company did not receive any proceeds from the sale of shares of common stock by NGP Holdings.
The Company’s Board of Directors did not declare or pay a dividend to holders of Rice Energy common stock for the year ended December 31, 2015 or 2014.